Confidential Draft



                              PROJECT BUFFALO

                     Materials Prepared for Discussion

                                July 6, 1995



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                             Table of Contents
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                                                             Page
                                                             ----

 Overview                                                     1


 Summary Financial Data                                       2

 Historical Stock Price Performance                           5


 Preliminary Reference Range Analysis                         9

 Premia at Various per Share Prices                           10


 Analysis at Various per Share Prices                         11


 Analysis of Selected Comparable Public Companies             12

 Discounted Cash Flow Analysis                                15


 Analysis of Selected "Squeeze-Out" Transactions              19

 Ownership Profile                                            22


 Preliminary Timetable                                        23



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                                  Overview
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 .     In the context of a potential going-private proposal in which COBE would offer to acquire the outstanding public shares of BUFFALO (the "Proposal"), UBS has evaluated the per share cash consideration that might be offered to BUFFALO shareholders

 .     In connection with such evaluation, UBS has:

      .  Reviewed the historical financial statements of BUFFALO;
      .  Reviewed the price and trading histories of the common stock of
         BUFFALO and publicly traded companies UBS considered relevant;
      .  Reviewed certain other publicly available information regarding
         BUFFALO;
      . Analyzed certain financial forecasts provided by the management of BUFFALO and performed discounted cash flow analyses based on such forecasts;
      . Reviewed the current operating statistics, financial results, financial position and common stock market prices of BUFFALO and publicly traded companies in lines of business UBS considers generally comparable to BUFFALO;
      . Reviewed certain business combinations UBS considered relevant; . Reviewed certain "squeeze-out" transactions UBS considered relevant; and
      . Conducted such other financial studies, analyses, examinations and inquiries as UBS deemed appropriate



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                           Summary Financial Data
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                   ($ in millions, except per share data)


                                                Historical                                         Projected(a)
                               ------------------------------------------------      --------------------------------------
                                                                 LTM Ended
Years Ended December 31,        1992       1993       1994    May 31, 1995(a)          1995      1996       1997       1998
                                ----       ----       ----    ---------------          ----      ----       ----       ----
Revenues                       $80.8     $105.2     $131.8         $147.7            $167.3    $199.9     $239.4     $287.6
     % Growth                     -        30.2%      25.3%            -               26.9%     19.5%      19.7%      20.2%


EBITDA(b)                      $17.8      $13.4      $26.4          $31.4             $35.9     $45.5      $55.7      $66.4
     % of Revenues              22.1%      12.7%      20.0%          21.2%             21.5%     22.8%      23.3%      23.1%



EBITA(c)                       $14.2       $8.3      $20.3          $25.2             $28.7     $37.3      $46.2      $55.4
     % of Revenues              17.6%       7.9%      15.4%          17.1%             17.2%     18.7%      19.3%      19.3%


Operating Income (EBIT)        $10.5       $3.2      $15.3          $19.6             $24.1     $32.4      $40.7      $49.3
     % of Revenues              13.0%       3.0%      11.6%          13.3%             14.4%     16.2%      17.0%      17.1%


Net Income(d)                   $5.7       $1.2       $8.6          $10.9             $13.8     $19.2      $25.2      $31.2
     % of Revenues               7.0%       1.2%       6.5%           7.4%              8.3%      9.6%      10.5%      10.9%


Earnings per Share(d)(e)        $0.39      $0.07      $0.45          $0.58             $0.72     $1.00      $1.31      $1.63
     % Growth                     -       (83.3%)    592.9%            -               59.4%     38.0%      31.1%      24.1%


Capital Expenditures(f)        $11.8      $14.6      $19.6          $17.5             $13.0     $13.6      $22.7      $27.5
     % of Revenues              14.6%      13.9%      14.9%          11.8%              7.8%      6.8%       9.5%       9.6%



(a) Based on interim period and projected financial data provided by BUFFALO management on June 28, 1995.
(b) Depreciation and amortization for 1992 - 1994 includes amortization of unearned stock grant compensation.
(c) Represents earnings before interest, taxes and amortization of intangibles. LTM amortization based on 1994 percentage of net sales.
(d) Net income and earnings per share for historical years adjusted to exclude certain non-recurring charges, net of tax effects assuming a 40.0% tax rate.
(e) LTM earnings per share calculated using weighted average shares outstanding as per three months ended March 31, 1995 and 1994. Projected earnings per share calculated as projected net income divided by average shares outstanding for 1995 and 1996 as estimated by UBS Securities Inc. equity research report dated May 11, 1995.
(f) Capital expenditures for historical periods stated exclusive of acquisitions.


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                           Summary Financial Data
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                   ($ in millions, except per share data)


                             Market Statistics

Closing Market Price (6/30/95)                                     $15.88

     Discount to 52-Week High ($16.75)                             (5.2%)
     Premium to 52-Week Low ($8.25)                                 92.4%
     Premium to One Month Prior ($14.13)                            12.4%


Options & Warrants Adjusted Shares Outstanding (in thousands)(a)   19,443

Market Value of Equity                                             $308.7

     Plus:     Total Debt & Minority Interest(b)                    12.4
     Less:     Cash & Equivalents(b)(c)                            (10.0)
                                                                   ------

Total Enterprise Value                                             $311.0
                                                                   ======



(a) Based on 18.921 million common shares outstanding as of May 8, 1995 as per March 31, 1995 Form 10-Q, and 0.522 million in-the-money options and warrants outstanding as of March 31, 1995 as per schedule provided by BUFFALO management on June 30, 1995. Assumes all in-the-money options and warrants accelerate upon a change of control.
(b) Based on balance sheet as of May 31, 1995 as provided by BUFFALO management on June 28, 1995.
(c) Includes notes receivable and aggregate proceeds from the exercise of in-the-money options and warrants as per schedule provided by BUFFALO management on June 30, 1995.



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                           Summary Financial Data
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                        Implied Trading Multiples(a)


Total Enterprise Value as a Multiple of:


1995E     EBITDA                                     8.7x
1996P     EBITDA                                     6.8


1995E     EBITA                                     10.8x
1996P     EBITA                                      8.3



1995E     Patients(b)                             $49,112
1996P     Patients(b)                              42,317


Market Price as a Multiple of:


1995E     Earnings per Share                        21.9x
1996P     Earnings per Share                        15.9


--------------------
(a) Based on projected financial data provided by BUFFALO management on June 28, 1995.
(b)  Based on projected end of period patients.



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                         Historical Stock Price Performance
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                               Latest Twelve Months



               6/30/94  8/22/94  10/12/94  12/02/94  1/25/95   3/17/95   5/09/95

Price
Daily Volume                       [need plot points]



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                          Historical Stock Price Performance
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                                   Last Three Years

                 6/26/92   12/24/92   6/25/93   12/23/93   6/24/94   12/23/94

Price
Weekly Volume                       [need plot points]



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                        Historical Stock Price Performance
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                        BUFFALO versus Selected Indices
                            Latest Twelve Months


                 6/30/94  8/26/94  10/24/94  12/20/94  2/16/95  4/17/95  6/13/95

BUFFALO
Dialysis Index(a)                   [need plot points]
S&P 500




(a) Dialysis Index is market capitalization weighted and consists of the following companies: Renal Treatment Centers,Inc. and Vivra Incorporated.


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                      Historical Stock Price Performance
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                        BUFFALO versus Selected Indices
                               Last Three Years

                    6/26/92   1/29/93   9/3/93   4/8/94   11/11/94   6/16/95

BUFFALO
Dialysis Index(a)                   [need plot points]
S&P 500



(a) Dialysis Index is market capitalization weighted and consists of the following companies: Renal Treatment Centers, Inc. and Vivra Incorporated.

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                            Preliminary Reference Range Analysis
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                                                       Reference Range
                                                    ---------------------
                                                      Low           High
                                                    ------         ------
Analysis of Selected Comparable Companies           $13.50    -    $14.50

Analysis of Selected Comparable Transactions(a)       NM      -      NM

Discounted Cash Flow Analysis                        18.50    -     20.50

Analysis of Selected "Squeeze-Out" Transactions      18.50    -     20.50



 Summary Reference Range                            $18.50    -    $20.00

      Premium to Current Price ($15.88)              16.5%    -     26.0%

      Premium to One Month Prior ($14.13)(b)         31.0%    -     41.6%

--------------------
(a) UBS reviewed certain business combinations it considered relevant and determined that, given the nature and scope of BUFFALO's business and operations, such business combinations were not directly comparable to BUFFALO and accordingly the analysis of selected comparable transactions did not constitute an appropriate methodology for the analysis of BUFFALO.
(b)  For purposes of analysis, one month represents four calendar weeks.


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                                 Premia at Various per Share Prices
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BUFFALO Price per Share                       $18.00    $18.50    $19.00    $19.50    $20.00
                                              ------    ------    ------    ------    ------
Premium to Current Price ($15.88)              13.4%      16.5%     19.7%     22.8%     26.0%

Premium to 52-Week High ($16.75)                7.5%      10.4%     13.4%     16.4%     19.4%

Premium to 52-Week Low ($8.25)                118.2%     124.2%    130.3%    136.4%    142.4%

Premium to One Month Prior ($14.13)(a)         27.4%      31.0%     34.5%     38.1%     41.6%

Premium to One Month Average ($15.46)(a)       16.4%      19.7%     22.9%     26.1%     29.4%

Premium to Two Month Average ($15.00)(a)       20.0%      23.3%     26.7%     30.0%     33.4%

Premium to Three Month Average ($15.15)(a)     18.8%      22.1%     25.4%     28.7%     32.0%

Premium to Six Month Average ($15.10)(a)       19.2%      22.6%     25.9%     29.2%     32.5%





---------------------
(a)  For purposes of analysis, one month represents four calendar weeks.



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                                               Analysis at Various per Share Prices
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                                               (in millions, except per share data)

BUFFALO Price per Share                                      $18.00     $18.50     $19.00      $19.50     $20.00
                                                            -------    -------    -------     -------    -------

Options & Warrants Adjusted Shares Outstanding(a)            19.493     19.493     19.493      19.493     19.493
Implied Value of Equity                                      $350.9     $360.6     $370.4      $380.1     $389.9

     Plus:     Total Debt & Minority Interest(b)               12.4       12.4       12.4        12.4       12.4
     Less:     Cash & Equivalents(b)(c)                       (10.8)     (10.8)     (10.8)      (10.8)     (10.8)
                                                            -------    -------    -------     -------    -------
Total Enterprise Value                                       $352.4     $362.2     $371.9      $381.7     $391.4
                                                            =======    =======    =======     =======    =======

Value of Shares Not Owned by COBE Laboratories, Inc.(d)      $170.2     $175.0     $179.7      $184.4     $189.1


Total Enterprise Value as a Multiple of:
     Revenues                                     LTM          2.39x      2.45x      2.52x       2.58x      2.65x
                                                 1995E         2.11       2.17       2.22        2.28       2.34
                                                 1996P         1.76       1.81       1.86        1.91       1.96

     EBITDA                                       LTM          11.2x      11.6x      11.9x       12.2x      12.5x
                                                 1995E          9.8       10.1       10.4        10.6       10.9
                                                 1996P          7.7        8.0        8.2         8.4        8.6

     EBITA                                        LTM          14.0x      14.4x      14.7x       15.1x      15.5x
                                                 1995E         12.3       12.6       12.9        13.3       13.6
                                                 1996P          9.4        9.7       10.0        10.2       10.5

     Operating Income (EBIT)                      LTM          18.0x      18.5x      19.0x       19.5x      20.0x
                                                 1995E         14.6       15.0       15.4        15.8       16.2
                                                 1996P         10.9       11.2       11.5        11.8       12.1

     Patients(e)                                  LTM       $61,833    $63,542    $65,252     $66,962    $68,672
                                                 1995E       55,652     57,191     58,730      60,269     61,808
                                                 1996P       47,952     49,278     50,604      51,930     53,256
     BUFFALO Price as a Multiple of:
          Earnings per Share                      LTM          31.2x      32.1x      33.0x       33.8x      34.7x
                                                 1995E         24.9       25.5       26.2        26.9       27.6
                                                 1996P         18.0       18.5       19.0        19.5       20.0
--------------------
(a)  Based on 18.921 million common shares outstanding as of May 8, 1995 as per March 31, 1995 Form 10-Q, and 0.572 million in-
     the-money options and warrants outstanding as of March 31, 1995 as per schedule provided by BUFFALO management on June 30,
     1995.  Assumes all in-the-money options and warrants accelerate upon a change of control.
(b)  Based on balance sheet as of May 31, 1995 as provided by BUFFALO management on June 28, 1995.
(c)  Includes notes receivable and aggregate proceeds from the exercise of in-the-money options and warrants as per schedule provided by BUFFALO management on June 30, 1995.
(d)  Based on 10.036 million shares owned by COBE Laboratories, Inc. as per Proxy Statement dated April 28, 1995.
(e)  Based on end of period patients.



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                                         Analysis of Selected Comparable Public Companies
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                                                          ($ in millions)


                                                   Selected Operating Statistics

                                                                                    Renal
                                                                                  Treatment          Vivra
                                                           BUFFALO    Average   Centers, Inc.    Incorporated
                                                           -------    -------   -------------    ------------
Market Value of Equity(a)                                  $300.4                  $241.5           $632.6
Dialysis Centers(b)                                            67                      72              174
Patients(b)                                                 5,700                   5,070            8,900


Latest Twelve Months Margins
     EBITDA                                                 21.2%      21.3%        22.8%            19.8%
     EBITA                                                  17.1%      18.8%        20.9%            16.7%
     EBIT                                                   13.3%      15.4%        14.7%            16.0%
     Net Income                                              7.4%       9.7%         9.0%            10.5%


Historical Three-Year CAGR(c)
     Revenues                                               27.7%      49.1%        65.8%            32.5%
     EBITDA                                                 21.7%      49.3%        71.5%            27.0%
     EBITA                                                  19.4%      49.1%        73.2%            24.9%
     Net Income                                             22.8%     113.9%       202.7%            25.2%

Projected Five-Year EPS Growth Rate(d)                      23.8%      21.5%        25.0%            18.0%

Capitalization Ratios

     Total Debt & Pfd./Total Capitalization                  9.0%      14.9%        27.8%             2.0%
     Total Debt & Pfd./Total Market Capitalization(e)        3.8%       6.8%        12.7%             0.9%

--------------------
(a)  Stock prices as of June 30, 1995.
(b)  Approximations based on recent news releases, equity research reports and public documents.
(c)  Compound annual growth rate for latest three fiscal years.
(d)  As per Bloomberg as of June 30, 1995. Figure for Renal Treatment Centers, Inc. as per UBS Securities Inc. equity research report dated May 11, 1995.
(e)  Market capitalization defined as market value of equity as of June 30, 1995 plus book value of total debt and preferred stock at liquidation.

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

                                         Analysis of Selected Comparable Public Companies
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                                                   Selected Trading Multiples(a)

                                                                                    Renal
                                                                                  Treatment          Vivra
                                                           BUFFALO    Average   Centers, Inc.    Incorporated
                                                           -------    -------   ------------     -----------
Total Enterprise Value as a Multiple of:(b)

     LTM Revenues                                           2.08x      2.14x         2.70x            1.57x
     F95 Revenues                                           1.84       1.61          1.77             1.45
     F96 Revenues                                           1.54       1.34          1.41             1.27

     LTM EBITDA                                              9.8x       9.9x         11.9x             8.0x
     F95 EBITDA                                              8.6        7.2           7.3              7.0
     F96 EBITDA                                              6.8        5.8           5.7              5.8

     LTM EBITA                                              12.2x      11.2x         12.9x             9.4x
     F95 EBITA                                              10.7        8.1           8.0              8.3
     F96 EBITA                                               8.2        6.5           6.2              6.8

     LTM EBIT                                               15.7x      14.1x         18.4x             9.8x
     F95 EBIT                                               12.8        9.9          11.1              8.6
     F96 EBIT                                                9.5        7.8           8.5              7.0


Market Price as a Multiple of:(c)
     LTM Earnings per Share                                 27.5x      20.7x         24.2x            17.3x
     F95 Earnings per Share                                 21.9       18.0          20.0             16.0
     F96 Earnings per Share                                 15.9       14.5          15.6             13.5




--------------------
(a)  Stock prices as of June 30, 1995.
(b)  Projected operating data for Renal Treatment Centers, Inc. and Vivra Incorporated as per UBS Securities Inc. equity research reports dated June 10, 1995 and May 11, 1995, respectively.
(c)  Projected earnings per share for selected comparable companies as per First Call as of June 29, 1995.

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
                                                            Analysis of Selected Comparable Public Companies
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                                                                ($ in millions, except per share data)

                                                                   Implied BUFFALO per Share Price
                                                      Revenues                        EBITDA                          EBITA
                                             ---------------------------    -------------------------     -------------------------
                                              LTM        1995E     1996P    LTM    1995E     1996P         LTM     1995E     1996P
                                              ---        -----     -----    ---    -----     -----         ---     -----     -----
 BUFFALO Operating Statistics(a)            $147.7      $167.3    $199.9   $31.4   $35.9     $45.5        $25.2    $28.7     $37.3


 Summary Trading Multiples

         High                                 2.70x       1.77x     1.41x   11.9x    7.3x      5.8X        12.9X     8.3X      6.8x
         Average                              2.14        1.61      1.34     9.9     7.2       5.8         11.2      8.1       6.5
         Low                                  1.57        1.45      1.27     8.0     7.0       5.7          9.4      8.0       6.2


 Implied Total Enterprise Value of BUFFALO

         High                               $399.3      $296.5    $282.3  $371.7  $261.1    $265.1       $326.7   $237.7    $253.1
         Average                             315.8       269.8     267.7   310.7   257.1     262.2        282.1    233.8     241.9
         Low                                 232.4       243.1     253.1   249.6   253.1     259.3        237.5    229.9     230.6



 Implied BUFFALO per Share Price(b)
         High                               $20.70      $15.27    $14.52  $19.24  $13.40    $13.61       $16.87  $ 12.16   $12.98
         Average                             16.29       13.86     13.75   16.02   13.19     13.46        14.51    11.96    12.38
         Low                                 11.88       12.45     12.98   12.79   12.98     13.31        12.15    11.75    11.79


                                                            Analysis of Selected Comparable Public Companies
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                                                                ($ in millions, except per share data)

                                                                   Implied BUFFALO per Share Price
                                                                    EBIT                         Earnings per Share
                                                       -----------------------------     --------------------------
                                                        LTM        1995E    1996P        LTM      1995E      1996P
                                                        ---        -----    -----        ---      -----      -----
 BUFFALO Operating Statistics(a)                       $19.6       $24.1    $32.4       $0.58     $0.72      $1.00


 Summary Trading Multiples

         High                                           18.4x       11.1x     8.5x       24.2x     20.0x      15.6x
         Average                                        14.1         9.9      7.8        20.7      18.0       14.5
         Low                                             9.8         8.6      7.0        17.3      16.0       13.5


 Implied Total Enterprise Value of BUFFALO

         High                                         $361.0      $267.5   $274.6          --       --         --
         Average                                       276.7       237.4    251.3          --       --         --
         Low                                           192.4       207.3    228.1          --       --         --



 Implied BUFFALO per Share Price(b)
         High                                        $18.68      $13.74    $14.11      $13.93    $14.50     $15.57
         Average                                      14.22       12.15     12.88       11.95     13.02      14.53
         Low                                           9.77       10.55     11.65        9.97     11.55      13.49



--------------------
(a)     Based on interim period and projected financial data provided by BUFFALO management on June 30, 1995.
(b)     After deducting $12.4 million of total debt and minority interest and adding $4.8 million of cash and equivalents.
        Based on 18.921 million common shares outstanding as of May 8, 1995 as per March 31, 1995 Form 10-Q.




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       Caption>
                                                       Discounted Cash Flow Analysis
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                                                             ($ in thousands)

                                                             Historical(a)                 1992-1994          Projected(b)
                                                    ------------------------------                     -----------------------------
                                                     1992        1993       1994            CAGR         1995          1996
                                                    --------    --------   -------       ------------  ----------    ---------
 Beginning Patients                                                                                      4,700         6,333
 Total Patients Added                                                                                    1,633         1,017
                                                                                                       -------       -------
         Ending Patients                                                                                 6,333         7,350

 Dialysis Revenue per Patient                                                                                          $25.0
 Lab Revenue per Patient                                                                                                 2.2
                                                                                                                     -------
         Total Revenue per Patient                                                                                     $27.2


 Total Revenues                                    $80,814    $105,188    $131,815          27.7%     $167,271      $199,920


 Prime Labor                                                                                                         (40,984)

 Prime Supplies                                                                                                      (57,777)

 Direct Sales Commission                                                                                                (200)

 Other Variable Costs                                                                                                 (2,999)
                                                                                                       -------       -------
         Total Contribution Expenses                                                                   (87,394)     (101,959)


 Contribution Margin                                                                                    79,877        97,961


 Depreciation & Amortization(c)                     (7,354)    (10,210)    (11,101)                    (11,810)      (13,060)


 Bad Debt Expense                                                                                                     (3,958)

 Other Operating Expenses                                                                                               (320)

 Profit Sharing Expenses                                                                                                (460)
                                                                                                       -------       -------
         Total Other Expenses                                                                           (3,967)       (4,738)



 Corporate General & Administrative Expenses                                                                         (13,754)

 In-center Capacity Costs                                                                                            (33,986)
                                                                                                       -------       -------
         Total Capacity Costs                                                                          (40,008)      (47,741)


 Operating Income (EBIT)                           $10,481      $3,200     $15,311          20.9%      $24,092       $32,422
                                                   =======     =======     =======       =======       =======       =======

 Memo:


         EBITDA                                    $17,836     $13,410     $26,412          21.7%      $35,902       $45,482



         Capital Expenditures                      $11,831     $14,574     $19,635                     $13,000       $13,555




                                                       Discounted Cash Flow Analysis
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                                                             ($ in thousands)

                                                                 Projected(b)          1994-1999
                                                 -----------------------------------
                                                      1997         1998       1999        CAGR
                                                 ------------   ----------  --------   ----------
 Beginning Patients                                  7,350        8,800      10,575
 Total Patients Added                                1,450        1,775       2,115
                                                   -------      -------     -------
         Ending Patients                             8,800       10,575      12,690

 Dialysis Revenue per Patient                        $25.0        $25.0       $25.0
 Lab Revenue per Patient                               2.2          2.2         2.2
                                                   -------      -------     -------
         Total Revenue per Patient                   $27.2        $27.2       $27.2


 Total Revenues                                   $239,360      287,640    $345,168     21.2%


 Prime Labor                                       (47,872)     (57,528)    (69,034)

 Prime Supplies                                    (69,175)     (81,977)    (98,373)

 Direct Sales Commission                              (239)        (144)       (173)
 Other Variable Costs                               (3,590)      (4,315)     (5,178)
                                                   -------      -------     -------
         Total Contribution Expenses              (120,877)    (143,964)   (172,757)


 Contribution Margin                               118,483      143,676     172,411


 Depreciation & Amortization(c)                    (14,913)     (17,096)    (20,515)


 Bad Debt Expense                                   (4,739)      (5,695)     (6,834)

 Other Operating Expenses                             (383)        (460)       (552)

 Profit Sharing Expenses                              (551)        (662)       (794)
                                                   -------      -------     -------
         Total Other Expenses                       (5,673)      (6,817)     (8,180)



 Corporate General & Administrative Expenses       (16,468)     (21,573)    (25,888)

 In-center Capacity Costs                          (40,691)     (48,899)    (58,679)
                                                   -------      -------     -------
         Total Capacity Costs                      (57,159)     (70,472)    (84,566)


 Operating Income (EBIT)                           $40,738      $49,291     $59,150     31.0%
                                                   =======      =======     =======

 Memo:


         EBITDA                                    $55,651      $66,387     $79,665     24.7%



         Capital Expenditures                      $22,701      $27,514     $33,017

(a)     Historical data as per From 10-K dated December 31, 1994.  Presentation of financial results for historical years does not conform with projected data on an item-by-item basis.
(b)     Based on projected data for 1995-1998 provided by BUFFALO management on June 28, 1995.  Data for 1999 based on extrapolation of 1998 data.
(c)     For historical years, includes amortization of unearned stock compensation based on cash flow statement on Form 10-K dated
        December 31, 1994.  For projected years, assumed to be included in depreciation & amortization.


====================================================================================================================================
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                                        -15-

                                                        Discounted Cash Flow Analysis
==============================================================================================================================
                                          Historical                                               Projected
                                ---------------------------                     ----------------------------------------------
                                  1992      1993     1994                        1995     1996       1997      1998     1999
                                --------  -------- --------                     ------- ---------  --------  -------- --------
Ending Patients Growth                                                            -         16.1%    19.7%     20.2%     20.0%

Total Revenue Growth                 -      30.2%   25.3%                         26.9%     19.5%    19.7%     20.2%     20.0%


Prime Labor                                                                                (20.5%)   (20.0%)   (20.0%)  (20.0%)
Prime Supplies                                                                             (28.9%)   (28.9%)   (28.5%)  (28.5%)
Direct Sales Commission                                                                     (0.1%)    (0.1%)    (0.1%)   (0.1%)
Other Variable Costs                                                                        (1.5%)    (1.5%)    (1.5%)   (1.5%)
                                                                                ------- ---------  --------  -------- --------
   Total Contribution Expenses                                                   (52.2%)   (51.0%)   (50.5%)    (50.1%) (50.1%)

Contribution Margin                                                               47.8%     49.0%     49.5%      50.0%   50.0%


Deprecation & Amortization         (9.1%)   (9.7%)  (8.4%)                        (7.1%)    (6.5%)    (6.2%)     (5.9%)  (5.9%)


Bad Debt Expense                                                                            (2.0%)    (2.0%)     (2.0%)  (2.0%)
Other Operating Expenses                                                                    (0.2%)    (0.2%)     (0.2%)  (0.2%)
Profit Sharing Expenses                                                                     (0.2%)    (0.2%)     (0.2%)  (0.2%)
                                                                                ------- ---------  --------  -------- --------
   Total Other Expenses                                                           (2.4%)    (2.4%)    (2.4%)     (2.4%)  (2.4%)


Corporate General &
  Administrative Expenses                                                                   (6.9%)    (6.9%)     (7.5%)  (7.5%)
In-center Capacity Costs                                                                   (17.0%)   (17.0%)    (17.0%) (17.0%)
                                                                                ------- ---------  --------  -------- --------
   Total Capacity Costs                                                          (23.9%)   (23.9%)   (23.9%)    (24.5%) (24.5%)
                                                                                ------- ---------  --------  -------- --------

Operating Income (EBIT)            13.0%     3.0%   11.6%                         14.4%     16.2%     17.0%      17.1%   17.1%
                                ========  ======= =======                       ======= =========  ========  ======== ========

Memo:

   EBITDA                          22.1%     12.7%  20.0%                         21.5%     22.8%     23.3%      23.1%   23.1%

   Capital Expenditures            14.6%     13.9%  14.9%                          7.8%      6.8%      9.5%       9.6%    9.6%

==============================================================================================================================
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                                                             - 16 -

                                                        Discounted Cash Flow Analysis
==========================================================================================================================
                                                             ($ in thousands)



                                          Historical(a)                                       Projected(b)
                                     --------------------------            ----------------------------------------------
                                       1992      1993     1994                1995      1996       1997    1998     1999
                                     --------------------------            ----------------------------------------------

    Sources of Cash:
       Operating Income(EBIT)        $10,481    $3,200  $15,311               $24,092  $32,422  $40,738  $49,291  $59,150
       Less: Taxes @ 41.0%(c)         (4,297)   (1,312)  (6,278)               (9,878) (13,293) (16,703) (20,209) (24,251)
                                    --------  --------  -------               -------  -------  -------  -------  -------
       EBIAT(d)                        6,184     1,888    9,034                14,214   19,129   24,036   29,082   34,898
       Depreciation &
        Amortization                   7,354    10,210   11,101                11,810   13,060   14,913   17,096   20,515
                                    --------  --------  -------               -------  -------  -------  -------  -------
            Total Sources            $13,538   $12,098  $20,135               $26,024  $32,189  $38,949  $46,178  $55,413

    Uses of Cash:
       Working Capital Requirements  $12,440    $9,541  ($7,338)               $6,671   $2,978   $3,076   $3,765   $4,486
       Capital Expenditures(e)        11,831    14,574   19,635                13,000   13,555   22,701   27,514   33,017
                                    --------  --------  -------               -------  -------  -------  -------  -------
             Total Uses              $24,270   $24,115  $12,296               $19,671  $16,533  $25,777  $31,279  $37,503
                                    --------  --------  -------               -------  -------  -------  -------  -------

       Free Cash Flow               ($10,732) ($12,017)  $7,838                $6,353  $15,656  $13,172  $14,899  $17,910
                                    ========  ========  =======               =======  =======  =======  =======  =======


    Memo:
       EBITDA                        $17,836   $13,410  $26,412               $35,902  $45,482  $55,651  $66,387  $79,665

       Work. Cap. Req. as %
         of Inc. in Sales               46.2%     39.1%   (27.6%)                18.8%     9.1%     7.8%     7.8%     7.8%


-----------------------------------
(a) Historical data as per Form 10-K dated December 31, 1994.
(b) Based on projected data for 1995-1998 provided by BUFFALO management on June 28, 1995.  Data for 1999 based on extrapolation of 1998 data.
(c) Effective tax rate as per BUFFALO projected financial data.
(d) Represents earnings before interest and after taxes.
(e) Capital expenditures for historical periods stated exclusive of acquisitions.

========================================================================================================================
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                                                              - 17 -

                                                        Discounted Cash Flow Analysis
============================================================================================================
                                                   ($ in thousands, except per share data)


Discount Rate (a)                           10.0%                                     12.0%
                              -----------------------------------       ------------------------------------
Terminal EBITDA Multiple        6.5x         7.0x         7.5x            6.5x         7.0x          7.5x
                              ---------    ----------   ----------      ----------   ----------    ---------
1999 EBITDA                     $79,665      $79,665      $79,665         $79,665      $79,665       $79,665
Terminal Multiple                  6.5x         7.0x         7.5x            6.5x         7.0x          7.5x
                               --------     --------     --------        --------     --------      --------

Terminal Value                 $517,821     $557,653     $597,486        $517,821     $557,653      $597,486
  Implied Terminal EBIT
    Multiple                       8.8x         9.4x        10.1x            8.8x         9.4x         10.1x

Present Value of Terminal
  Value (b)                     337,219      363,159      389,099         310,956      334,875       358,795
Present Value of Free Cash
  Flow Stream (b)                49,314       49,314       49,314          46,908       46,908        46,908
                               --------     --------     --------        --------     --------      --------

Implied Total Enterprise
  Value of BUFFALO              386,534      412,474      438,414         357,863      381,783       405,703

Plus: Cash and
  Equivalents (c)                 2,138        2,138        2,138           2,138        2,138         2,138
Plus: Notes
  Receivable (c)                  2,673        2,673        2,673           2,673        2,673         2,673
Plus: Proceeds From
  Options & Warrants (d)          6,407        6,407        6,407           6,407        6,407         6,407
Less: Total Debt (c)            (11,894)     (11,894)     (11,894)        (11,894)     (11,894)      (11,894)
Less: Minority
  Interest (c)                     (492)        (492)        (492)           (492)        (492)         (492)
                               --------     --------     --------        --------     --------      --------
Total Non-operating
  Adjustments                    (1,168)      (1,168)      (1,168)         (1,168)      (1,168)       (1,168)
                               --------     --------     --------        --------     --------      --------

Implied BUFFALO Equity         $385,366     $411,306     $437,246        $356,695     $380,615      $404,535
                               --------     --------     --------        --------     --------      --------
                               --------     --------     --------        --------     --------      --------


Implied BUFFALO Price
  per Share (e)                  $19.75       $21.08       $22.41          $18.28       $19.51        $20.73
                               --------     --------     --------        --------     --------      --------
                               --------     --------     --------        --------     --------      --------

      Implied Multiple of:

        1995E EBITDA              10.8x        11.5x        12.2x           10.0x        10.6x         11.3x
        1995E EBITA               13.5         14.4         15.3            12.5         13.3          14.1
        1995E EBIT                16.0         17.1         18.2            14.9         15.8          16.8
        1995E Earnings per
          Share                   27.3         29.1         30.9            25.2         26.9          28.6



                Discounted Cash Flow Analysis
==================================================================
           ($ in thousands, except per share data)

Discount Rate (a)                           14.0%
                              ------------------------------------
Terminal EBITDA Multiple        6.5x         7.0x         7.5x
                              ---------    ---------    ----------
1999 EBITDA                     $79,665      $79,665      $79,665
Terminal Multiple                  6.5x         7.0x         7.5x
                               --------     --------     --------

Terminal Value                 $517,821     $557,653     $597,486
  Implied Terminal EBIT
    Multiple                       8.8x         9.4x        10.1x

Present Value of Terminal
  Value (b)                     287,149      309,238      331,326
Present Value of Free Cash
  Flow Stream (b)                44,680       44,680       44,680
                               --------     --------     --------

Implied Total Enterprise
  Value of BUFFALO              331,830      353,918      376,006

Plus: Cash and
  Equivalents (c)                 2,138        2,138        2,138
Plus: Notes
  Receivable (c)                  2,673        2,673        2,673
Plus: Proceeds From
  Options & Warrants (d)          6,407        6,407        6,407
Less: Total Debt (c)            (11,894)     (11,894)     (11,894)
Less: Minority
  Interest (c)                     (492)        (492)        (492)
                               --------     --------     --------
Total Non-operating
  Adjustments                    (1,168)      (1,168)      (1,168)
                               --------     --------     --------

Implied BUFFALO Equity         $330,662     $352,750     $374,839
                               --------     --------     --------
                               --------     --------     --------


Implied BUFFALO Price
  per Share (e)                  $16.95       $18.08       $19.21
                               --------     --------     --------
                               --------     --------     --------

      Implied Multiple of:

        1995E EBITDA               9.2x         9.9x        10.5x
        1995E EBITA               11.5         12.3         13.1
        1995E EBIT                13.8         14.7         15.6
        1995E Earnings per
          Share                   23.4         25.0         26.5

----------------------
(a) Discount rates based on weighted average cost of capital (WACC) analysis for BUFFALO which implies a theoretical WACC of 12.4%.
(b)     Discounted to June 30, 1995.
(c) Based on balance sheet as of May 31, 1995 as provided by BUFFALO management on June 28, 1995.
(d) Includes aggregate proceeds from the exercise of options and warrants as per schedule as provided by BUFFALO management on June 30, 1995.
(e) Based on 18.921 million common shares outstanding as of May 8, 1995 as per Form 10-Q dated March 31, 1995, and 0.592 million options and warrants outstanding as of March 31, 1995 as per schedule provided by BUFFALO management on June 30, 1995. Assumes all options and warrants accelerate upon a change of control.

================================================================================
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                                     - 18 -

                                            Analysis of Selected "Squeeze-Out" Transactions (a)
================================================================================================================================

                                                      Pre-Transaction     Transaction                       Premium Over Market
                   Acquiror                              Acquiror            Value       Final per Share   Prior to Announcement
                                                                                                          ----------------------
Announcement Date  Target                              Ownership (b)     ($ in mm)(c)    Purchase Price   One Month (d) One Day
-----------------  ---------------------------------  ---------------    ------------    ---------------  ------------  --------

15-Mar-95          Linpac Mouldings Ltd.                   57.2%              $23.3            $11.00       4.8%           7.3%
                    Ropak Corporation

27-Jul-94          The Parkway Company                     52.4%               11.9            $17.25      43.8%          21.1%
                    EB, Inc.

5-May-94           Wassall PLC                             53.7%               35.9             $6.00      11.6%          17.1%
                    General Cable Corporation

13-Oct-93          Medco Containment Services, Inc.        64.8%              120.3            $27.25      -7.6%(e)      -19.3%(e)
                    Medical Marketing Group, Inc.

17-Jun-93          Apache Corporation                      66.5%               31.9            $15.00      25.0%          26.3%
                    Hadson Energy Resources Corporation

4-Jan-93           John Aglialoro and Joan Carter          52.0%               11.8             $9.50      49.0%          49.0%
                    United Medical Corporation

13-Nov-92          Rust International Inc.                 55.8%              186.4            $18.75      10.3%           4.9%
                   The Brand Cos. Inc.

17-Aug-92          Leucadia National Corp.                 63.1%              174.1        0.41 shares     60.4%          39.5%
                    PHLCORP Inc.

20-Mar-92          Christiania General Insurance           54.8%               16.9             $6.30      52.7%          44.0%
                    Corporation
                    Belvedere Corporation

2-Aug-91           EnviroSource Inc.                       62.5%               19.8        5.0 shares      19.6%          57.1%
                    Envirosafe Services Inc.

26-Jul-91          Land O'Lakes Inc.                       67.7%               21.9            $15.30      61.1%          39.1%
                    Country Lake Foods Inc.


--------------------
(a) Based on acquisitions of U.S. targets announced since 1990 with pre-transaction acquiror ownership of 50% - 70% and transaction value greater than $10.0 million.
(b) Pre-transaction acquiror ownership based on acquiror Form 13D filing.
(c) Defined as final per share purchase price multiplied by shares not owned by acquiror prior to transaction.
(d) For purposes of analysis, one month represents four calendar weeks.
(e) Statistic excluded from summary calculation.

====================================================================================================================================
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                                                              - 19 -


                                            Analysis of Selected "Squeeze-Out" Transactions (a)
====================================================================================================================================

                                                    Pre-Transaction     Transaction                           Premium Over Market
                 Acquiror                              Acquiror            Value       Final per Share       Prior to Announcement
Announcement                                                                                                ------------------------
 Date            Target                              Ownership (b)     ($ in mm)(c)    Purchase Price       One Month (d)   One Day
------------     ---------------------------------  ---------------    ------------    ---------------      ------------    --------

1-May-91         Tele-Communications Inc.                57.2%          $1,045.0         1.02 shares             28.7%        22.8%
                   United Artists Entertainment
                   Co. (e)

6-Feb-91         Broken Hill Proprietary Company Ltd.    50.0%             527.9              $40.00             31.1%        18.5%
                   Hamilton Oil Corporation

3-Jan-91         Murphy Oil Corporation                  61.1%             386.0         0.55 shares              8.5%        13.2%
                   Ocean Drilling & Exploration

23-Oct-90        Ogden Corporation                       61.2%              33.6              $15.13             44.1%        37.5%
                   ERC Environmental & Energy Services

26-Sep-90        Pier I Imports, Inc.                    50.4%              22.3              $12.00             37.1%        37.1%
                   Sunbelt Nursery Group, Inc.

6-Jul-90         Renault Vehicules Industriels S.A.      61.0%             103.1               $6.25             22.0%        19.0%
                   Mack Trucks, Inc.

8-May-90         International Service System A/S        66.5%              15.4              $12.00             60.0%        54.8%
                   International Service System, Inc.

5-Mar-90         American Express Company                68.4%             356.7         0.48 shares              8.8%         2.2%
                   Shearson Lehman Brothers

24-Feb-90        Heritage Media Corporation              69.4%              23.0              $20.50             41.4%        20.6%
                   Pop Radio Corporation

16-Feb-90        Anderson Group PLC                      51.2%              21.1               $8.88              9.2%        20.3%
                   National Mine Service Company

24-Jan-90        Imetal S.A.                             55.6%              78.0              $17.00             33.3%        47.8%
                   Copperweld Steel Corporation

                                                 High    69.4%                                                   61.1%        57.1%

                                                 Median  59.1%                                                   31.1%        22.8%
                                                 Average 59.2%                                                   31.5%        28.5%
                                                 Low     50.0%                                                    4.8%         2.2%

---------------------
(a) Based on acquisitions of U.S. targets announced since 1990 with pre-transaction acquiror ownership of 50% - 70% and transaction value greater than $10.0 million.
(b) Pre-transaction acquiror ownership based on acquiror Form 13D filing.
(c) Defined as final per share purchase price multiplied by shares not owned by acquiror prior to transaction.
(d) For purposes of analysis, one month represents four calendar weeks.
(e) Based on United Artists Entertainment Co. Class A shares.

====================================================================================================================================
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                                                                   - 20 -

            Analysis of Selected "Squeeze-Out" Transactions (a)
================================================================================

                                               One Month        Closing
                                               Prior (b)        (6/30/95)
                                               ---------        ---------

      BUFFALO Stock Price                     $14.13           $15.88

      Summary Premia                           61.1%            57.1%

        High

        Median                                 31.1%            22.8%

        Average                                31.5%            28.5%

        Low                                     4.8%             2.2%

      Implied BUFFALO per Share Price

        High                                  $22.75           $24.95

        Median                                 18.52            19.49

        Average                                18.58            20.41

        Low                                    14.80            16.23


    -----------------
    (a) Based on acquisitions of U.S. targets since 1990 with pre-transaction acquiror ownership of 50% - 70% and transaction value greater than $10.0 million.
    (b) For purposes of analysis, one month represents four calendar weeks.

================================================================================
                                                                     [LOGO]
                                        - 21 -

                             Ownership Profile
================================================================================
                           (shares in thousands)

                                                 Ownership of
                                                 Common Stock
                                          --------------------------
                                          Shares          % of Total
                                          ------          ----------
COBE Laboratories, Inc. (a)               10,036.2         51.6%

Officers & Directors (a)(b)                   99.2          0.5

Institutional Ownership (c)

  Putnam Investment Management               846.5          4.4

  Wasatch Advisors Inc.                      695.3          3.6

  Nicholas-Applegate Capital                 326.6          1.7

  Travelers Inc.                             173.7          0.9

  Wells Fargo Institutional Trust N.A.       170.0          0.9

  College Retirement Equities                168.9          0.9

  Van Kampen American Capital                132.8          0.7

  New USA Research & Management              115.0          0.6

  Other Institutions                         972.4          5.0
                                          --------        -------
    Total                                  3,601.1         18.5

Other Holders                              5,706.6         29.4
                                          --------        -------
  Total Options & Warrants Adjusted
    Shares Outstanding (d)                19,443.2        100.0%
                                          ========        ======


    -----------------
    (a) As per Proxy Statement dated April 28, 1995.
    (b) Includes 4,000 shares held by Herbert S. Lawson and Mats Wahlstrom, employees of COBE Laboratories, Inc.
    (c) As per Spectrum as of June 30, 1995.
    (d) Based on 18.921 million common shares outstanding as of May 8, 1995 as per Form 10-Q dated March 31, 1995, and 0.522 million in-the-money options and warrants outstanding as of March 31, 1995 as per schedule provided by BUFFALO management on June 30, 1995. Assumes all in-the-money options and warrants accelerate upon a change of control.

================================================================================
                                                                     [LOGO]
                                        - 22 -

                                              Preliminary Timetable
==========================================================================================================
Approximate
  Timing                                        Activity
-----------       ----------------------------------------------------------------------------------------
 Week 0          -  COBE Board authorizes Proposal
                 -  Proposal made to BUFFALO Board
                 -  BUFFALO Board forms Special Committee to evaluate Proposal
                 -  Public announcement of Proposal
 Week 1          -  Special Committe retains independent financial and legal advisors
 Week 2          -  Independent financial and legal advisors conduct due diligence
 Week 3          -  BUFFALO Special Committee negotiates with COBE
 Week 4          -  Execution of definitive purchase agreement
                 -  Public announcement of agreement
                 -  Finalize Offer to Purchase and Schedules 14D-1, 14D-9 and 13E-3
 Week 5          -  File Schedules 14D-1, 14D-9 and 13E-3 with SEC
                 -  Place notification advertisements and distribute materials to shareholders
                 -  Begin tender offer
 Week 8          -  Close tender offer and take up tendered shares
 Week 9          -  Assuming short-form merger is permitted, complete merger and purchase remaining shares

==========================================================================================================
                                                                                              [LOGO]
                                            - 23 -
